UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2007

HEMAGEN DIAGNOSTICS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-11700	04-2869857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

9033 Red Branch Road, Columbia, Maryland	21045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                                                                                                                               (410) 740-3198

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 11, 2007 the Registrant entered into the Third Amendment to Lease dated as of September 11, 2007 (the “Lease Agreement”) with 9033 Red Branch Road LLC (the “Lessor”) pursuant to which the Registrant renewed its lease for its corporate headquarters.  The Lease Agreement extends the Registrant’s lease with the landlord for five years and contemplates current annual base rent payments of $150,825.

The foregoing summary is qualified in its entirety by the terms and provisions of the Lease Agreement attached hereto, filed herewith and incorporated by reference herein as Exhibit 10.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit 10.1 – Third Amendment to Lease between the Registrant and 9033 Red Branch Road LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEMAGEN DIAGNOSTICS, INC.

Date: September 11, 2007	By:	/s/Catherine M. Davidson
Catherine M. Davidson Principal Accounting and Financial Officer